Performance Management - NexPoint Credit Catalyst Fund	Jul. 02, 2025
Prospectus [Line Items]
Bar Chart and Performance Table [Heading]	Performance Calendar Year Total Returns
Performance Narrative [Text Block]
Because this is a new Fund that does not yet have an operating history, a bar chart and table describing the Fund’s annual performance including a broad-based market index for reference are not yet available. Once available, information on the Fund’s investment results, including its net asset value per share, can be obtained at no charge by calling 1‑877‑665‑1287 or by visiting https://nexpoint.com/funds.

Performance One Year or Less [Text]	Because this is a new Fund that does not yet have an operating history, a bar chart and table describing the Fund’s annual performance including a broad-based market index for reference are not yet available.
Performance Availability Website Address [Text]	https://nexpoint.com/funds
Performance Availability Phone [Text]	1‑877‑665‑1287